Condensed Interim Consolidated Statements of Cash Flows (Unaudited) - CAD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2019	Sep. 30, 2018
OPERATING ACTIVITIES
Loss for the period	$ (1,852)	$ (2,208)
Items not affecting cash:
Amortization	8	10
Share based payments		317
Interest income	(26)	(52)
Changes in working capital	15	197
Other:
Interest received	36	62
Net cash used in operating activities	(1,819)	(1,674)
INVESTING ACTIVITIES
Expenditures on exploration and evaluation assets (includes changes in working capital)	(690)	(12,778)
Short-term investments	2,500	(2,500)
Purchase of computer equipment	(5)
Net cash used in investing activities	1,805	(15,278)
FINANCING ACTIVITIES
Proceeds from issuance of common shares		17,500
Direct financing costs		(574)
Net cash provided by financing activities		16,926
Change in cash equivalents for the period	(14)	(26)
Cash and cash equivalents, beginning of the period	339	398
Cash and cash equivalents, end of the period	$ 325	$ 372